UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2006
INCO LIMITED
(Exact name of Registrant as specified in its charter)

CANADA	1-1143	98-0000676
(Province or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number (if applicable))
145 King Street West, Suite 1500,
Toronto, Ontario M5H 4B7
(416) 361-7511
(Address and Telephone Number of Registrant’s Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement.
Support Agreement between Inco and Falconbridge
On July 28, 2006, Inco Limited (“Inco”) announced that its offer (the “Offer”) to acquire all of the outstanding common shares of Falconbridge Limited (“Falconbridge”) expired at midnight (Vancouver time) on July 27, 2006 (the “Expiry Time”). At the Expiry Time fewer than 50.01% of the Falconbridge common shares outstanding at the Expiry Time (calculated on a fully diluted basis) had been validly deposited under the Offer and not withdrawn, with the result that the Minimum Tender Condition (as defined in the Offer) under the Offer had not been satisfied. Accordingly, Inco elected not to extend the Offer, did not take up any common shares of Falconbridge under the Offer and instructed CIBC Mellon Trust Company, the depositary under the Offer, to return all Falconbridge common shares tendered to the Offer.
On July 28, Inco also provided notice to Falconbridge that it was terminating the support agreement (as amended, the “Support Agreement”) originally entered into by Inco and Falconbridge on October 10, 2005, as subsequently amended on January 12, 2006, February 20, 2006, March 21, 2006, May 13, 2006, June 25, 2006 and July 16, 2006, respectively, in accordance with its terms as a result of the Minimum Tender Condition not having been satisfied and Inco’s decision not to extend the Offer. Accordingly, under the terms of the Support Agreement, an enhanced expense payment of US$150 million was paid by Falconbridge to Inco and, upon the acquisition of Falconbridge common shares by Xstrata Canada Inc. (a wholly-owned subsidiary of Xstrata plc) under its offer to purchase all of the outstanding common shares of Falconbridge a further US$300 million will become payable by Falconbridge to Inco.
As a result of the expiration of the Offer, the definitive agreement entered into by Inco, Falconbridge and LionOre Mining International Ltd. (“LionOre”) with respect to the divestiture of the Nikkelverk refinery and related assets has been terminated. This agreement was conditioned on the successful completion of the Offer and, as a result of its termination, a fee of US$32.5 million was paid by Inco to LionOre.
Loan Agreement
On July 26, 2006, Inco entered into an Amended and Restated Loan Agreement (the “Amended Loan Agreement”) with a group of banks and financial institutions, including Morgan Stanley Senior Funding (Nova Scotia) Co. (“MSSF”), RBC Capital Markets (“RBC”), Goldman Sachs Canada Credit Partners Co. (“GSCCP”) and The Bank of Nova Scotia (“BNS”, and together with MSSF, RBC, and GSCCP, the “Lead Arrangers”). The Amended Loan Agreement amended and restated the terms of the Loan Agreement (the “Loan Agreement”) dated as of December 22, 2005, among Inco, RBC, as administrative agent, the Lead Arrangers and the other banks and other financial institutions party thereto as lenders, as amended by the First Amendment Agreement and Second Amendment Agreement between such parties dated as of January 31, 2006 and February 20, 2006, respectively, and by the US$4 Billion Credit Facility Waiver and Amendment Letter dated June 25, 2006 between Inco and the Lead Arrangers (such amendments, together with any and all further amendments, the “Loan Agreement Amendments”). The Amended Loan Agreement increased the total credit facility available to Inco from US$4 billion to US$5.5 billion and incorporated the amendments made to the Loan Agreement pursuant to the Loan Agreement Amendments through the date of the Amended Loan Agreement.
On July 28, 2006, Inco delivered a commitment termination notice to RBC, as Administrative Agent under the Amended Loan Agreement and to each of the Lenders under the Amended Loan Agreement, pursuant to which Inco terminated the Unused Term Loan Commitments and the Unused Bridge Loan Commitments, each as defined in the Amended Loan Agreement. Inco terminated the commitments under the Amended Loan Agreement because it believes that it no longer has need for the loan facilities available thereunder due to the expiry of the Offer.
The descriptions of the Support Agreement, the Loan Agreement, the Loan Agreement Amendments and the Amended Loan Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibit 10.1 to Form 10-Q (File No. 001-01143) filed July 26, 2006, Item 1.01 of and Exhibit 2.2 to Form 8-K (File No. 001-01143) filed July 20, 2006, Item 1.01 of and Exhibit 2.2 to Form 8-K (File No. 001-01143) filed June 30, 2006, Item 1.01 of and Exhibit 2.1 to Form 8-K (File No. 001-01143) filed May 15, 2006, Item 1.01 of and Exhibit 2.1 to Form 8-K (File No. 001-01143) filed March 24, 2006, Item 1.01 of Form 8-K (File No. 001-01143) filed January 20, 2006, and Item 1.01 of and Exhibit 2.1 to Form 8-K (File No. 001-01143) filed October 12, 2005 which are incorporated into this report by reference.
Important Legal Information
INVESTORS AND SECURITYHOLDERS ARE URGED TO READ INCO’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 THAT INCO FILED WITH THE SEC ON MAY 31, 2006, AND ANY AMENDMENTS INCO MAY FILE THERETO, AS IT CONTAINS, AND SUCH AMENDMENTS, IF ANY, WILL CONTAIN, IMPORTANT INFORMATION REGARDING TECK COMINCO’S PROPOSED COMBINATION WITH INCO.
This Form 8-K is not a solicitation of a proxy from any security holder of Inco or Phelps Dodge in respect of Inco’s proposed combination with Phelps Dodge. Inco intends to file a Management Information Circular regarding the proposed combination with the securities commissions or equivalent regulatory authorities in Canada and to provide the Management Information Circular to Inco shareholders and Phelps Dodge has filed a preliminary Proxy Statement on Schedule 14A regarding the proposed combination with the SEC. WE URGE INVESTORS TO CAREFULLY READ THE MANAGEMENT INFORMATION CIRCULAR, AND ANY AMENDMENTS INCO MAY FILE THERETO, WHEN IT BECOMES AVAILABLE BECAUSE IT, AND ANY SUCH AMENDMENTS, IF ANY, WILL CONTAIN IMPORTANT INFORMATION ABOUT INCO, PHELPS DODGE AND THE PROPOSED COMBINATION. WE URGE INVESTORS TO CAREFULLY READ THE PROXY STATEMENT, AND ANY AMENDMENTS PHELPS DODGE MAY FILE THERETO, BECAUSE IT AND SUCH AMENDMENTS, IF ANY, WILL CONTAIN IMPORTANT INFORMATION ABOUT INCO, PHELPS DODGE AND INCO’S PROPOSED COMBINATION WITH PHELPS DODGE.
Inco, Phelps Dodge and their executive officers and directors may be deemed to be participants in the solicitation of proxies from Inco and Phelps Dodge security holders in favor of Inco’s proposed combination with Phelps Dodge. Information regarding the security ownership and other interests of Inco’s and Phelps Dodge’s executive officers and directors will be included in the Management Information Circular and Proxy Statement, respectively.
Investors and security holders may obtain copies of the Solicitation/Recommendation Statement and Inco’s and Phelps Dodge’s other public filings made from time to time by Inco and Phelps Dodge with the Canadian Securities Regulators, at www.sedar.com, and with the SEC at the SEC’s web site, www.sec.gov, free of charge. The Management Information Circular (when it becomes available) may also be obtained free of charge at www.sedar.com. In addition, documents filed on SEDAR and with the SEC by Inco may be obtained free of charge by contacting Inco’s media or investor relations departments.
Item 9.01 Financial Statements and Exhibits.

99.1	Material change report of Inco Limited dated August 1, 2006 concerning the Inco Rights Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INCO LIMITED

By:	/s/ Simon A Fish

Simon A. Fish, Esq.
Executive Vice-President, General Counsel
and Secretary
Date:  August 1, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Material change report of Inco Limited dated August 1, 2006 concerning the termination of the support agreement